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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 23, 1996





                               ENVOY CORPORATION
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
                  Tennessee                                     0-25062                      62-1575729
- ----------------------------------------------         ------------------------          -------------------
(State or other jurisdiction of incorporation)         (Commission File Number)           (I.R.S. Employer
                                                                                         Identification No.)
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   15 Century Boulevard, Suite 600, Nashville, TN                37214
- ---------------------------------------------------    ------------------------
    (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code:  (615) 885-3700



                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5. OTHER EVENTS.


     On July 23, 1996, ENVOY Corporation (the "Company") announced results for the second quarter ended June 30, 1996. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

         99.1     Press Release






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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ENVOY CORPORATION



Date: July 23, 1996               By: /s/ Kevin M. McNamara
                                      -------------------------
                                       Kevin M. McNamara
                                       Vice President and Chief
                                       Financial Officer










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                                 EXHIBIT INDEX

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                                                                Sequential
No.                             Exhibit                             Page
- -------         --------------------------------------          -----------
99.1            Press Release                                        6
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